Exhibit 32

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, certifies that to the best of his knowledge (1) this Annual Report of Global Income Trust, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (this “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and (2) the information contained in this Report fairly presents, in all material respects, the financial condition of the Company as of December 31, 2011 and 2010 and the results of its operations for the years ended December 31, 2011 and 2010.

Date: March 14, 2012	By:	/s/ Robert A. Bourne
ROBERT A. BOURNE
Chief Executive Officer

Date: March 14, 2012	By:	/s/ Steven D. Shackelford
STEVEN D. SHACKELFORD
Chief Financial Officer

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